Exhibit 99.1

News Media contact: Kirk Saville (336) 979-7293

Analysts and Investors contact: T.C. Robillard (336) 519-2115

HanesBrands Updates Fourth Quarter 2022 Financial Outlook; Announces Departure of Chief Financial Officer Michael Dastugue and Refinancing Plans

Scott Lewis to Serve as Interim CFO, effective March 1, 2023

WINSTON-SALEM, N.C. (January 12, 2023) – HanesBrands Inc. (NYSE: HBI), a global leader in iconic apparel brands, today announced that it expects to report fourth-quarter 2022 net sales slightly above the top end of its outlook range and adjusted operating profit at the midpoint of the range. The company also announced that it will hold its regular fourth-quarter investor conference call at 8:30 a.m. EST Thursday, February 2, 2023.

“We are pleased we delivered fourth quarter net sales and adjusted operating profit that were above or in-line with our outlook given the dynamic macro environment, including ending 2022 with inventory units below last year’s level,” said Steve Bratspies, CEO HanesBrands. “Our Full Potential plan is progressing, and we have a clear financial strategy that we will continue to execute, including plans to refinance upcoming maturities as well as increase cost savings.”

The Company also announced that its Chief Financial Officer, Michael Dastugue, has resigned effective February 28, 2023 for family reasons. Scott Lewis, the Company’s Chief Accounting Officer and Controller will become Interim Chief Financial Officer until a successor for Dastugue is named. The Company has initiated a comprehensive search to fill the CFO role with the support of a leading executive search firm. Dastugue will continue to serve the Company in a financial consultancy position through the second quarter of 2023. The Company noted that Dastugue’s departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

“On behalf of our Board, our management team and the entire HanesBrands family, I would like to express our sincere thanks to Michael for his leadership and significant contributions to our Company,” Bratspies said. “Michael has been a great partner to me personally. I value his friendship, and I respect his request to spend more time with his family.

“We are very fortunate to have a strong financial team at HanesBrands, and I am pleased to have Scott Lewis step back into the Interim CFO position – a role he held and performed extremely well prior to Michael joining the Company. With Scott and our entire financial organization in place, we believe we are well positioned to take the appropriate amount of time to select the best candidate for the CFO position.”

Dastugue said, “I would like to thank Steve and the Board for selecting me for the CFO role. I have sincerely enjoyed working with the entire HanesBrands team, and I’m truly appreciative of the organization for understanding my desire to spend more time with my family. I am confident that the Company will continue to aggressively execute the Full Potential plan, and I wish everyone at the Company great success in the coming years.”

Cautionary Statement Concerning Forward-Looking Statements

This news release contains certain forward-looking statements, as defined under U.S. federal securities laws, with respect to our long-term goals and trends associated with our business, as well as guidance as to future performance. In particular, among others, the affirmation of our fourth quarter and full year Financial Outlook expectations regarding our financial strategy, potential allocation of capital and refinancing transactions, are forward-looking statements. These forward-looking statements are based on our current intent, beliefs, plans and expectations. Readers are cautioned not to place any undue reliance on any forward-looking statements. Forward-looking statements necessarily involve risks and uncertainties, many of which are outside of our control, that could cause actual results to differ materially from such statements and from our historical results and experience. These risks and uncertainties include such things as: our ability to successfully execute our Full Potential plan to achieve the desired results; the potential effects of the COVID-19 pandemic, including on consumer spending, global supply chains and the financial markets; the highly competitive and evolving nature of the industry in which we compete; the rapidly changing retail environment; our reliance on a relatively small number of customers for a significant portion of our sales; any inadequacy, interruption, integration failure or security failure with respect to our information technology; the impact of significant fluctuations and volatility in various input costs, such as cotton and oil-related materials, utilities, freight and wages; our ability to attract and retain a senior management team with the core competencies needed to support growth in global markets; significant fluctuations in foreign exchange rates; legal, regulatory, political and economic risks related to our international operations; our ability to effectively manage our complex multinational tax structure; and other risks identified from time to time in our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Any forward-looking statement speaks only as of the date on which such statement is made, and HanesBrands undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, other than as required by law.

Preliminary Results

This press release includes selected preliminary unaudited quarterly financial results for the year ended December 31, 2022. The unaudited quarterly financial results reflects the Company’s preliminary estimates based on currently available information. The Company’s financial closing procedures for the year ended December 31, 2022, are not yet complete and, as a result, the Company’s final results upon completion of the Company’s closing procedures may vary from the preliminary estimates. The estimates were prepared by the Company’s management, based upon a number of assumptions, in connection with preparation of the Company’s financial statements and completion of the Company’s preliminary review for the quarter ended December 31, 2022. Additional items that would require material adjustments to the preliminary financial information may be identified. Estimates of results are inherently uncertain and subject to change, and the Company undertakes no obligation to update this information. These estimates should not be viewed as a substitute for audited quarterly or annual financial statements prepared in accordance with U.S. GAAP.

Note on Forward-Looking Non-GAAP Measures

The Company has presented forward-looking statements regarding adjusted operating profit. This non-GAAP financial measures is derived by excluding certain amounts, expenses or income, from the corresponding financial measures determined in accordance with GAAP. Adjusted operating profit is defined as operating profit excluding actions taken in 2022, including professional fees, supply chain segmentation charges, technology charges, intangible asset impairment charges related to our Full Potential plan, operating model charges, and (gain)/loss on classification of assets held for sale. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgement and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. In reliance on guidance from the Securities and Exchange Commission, the Company is unable to present a quantitative reconciliation of forward-looking adjusted operating profit to its most directly comparable forward-looking GAAP financial measure because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the company’s future financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between the company’s actual results and preliminary financial data set forth above may be material.

The Company has chosen to present these non-GAAP measures to investors to enable additional analyses of past, present and future operating performance and as a supplemental means of evaluating operations absent the effect of the Full Potential plan and other actions. The Company believes these non-GAAP measures provide management and investors with valuable supplemental information for analyzing the operating performance of the Company’s ongoing business during each period presented without giving effect to costs associated with the execution of any of the aforementioned actions taken. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to, or substitute for, financial results prepared in accordance with GAAP. Further, the non-GAAP measures presented may be different from non-GAAP measures with similar or identical names presented by other companies.

HanesBrands

HanesBrands (NYSE: HBI) makes everyday apparel that is known and loved by consumers around the world for comfort, quality and value. Among the Company’s iconic brands are Hanes, the leading basic apparel brand in the United States; Champion, an innovator at the intersection of lifestyle and athletic apparel; and Bonds, which is setting new standards for design and sustainability. HBI employs 59,000 associates in 33 countries and has built a strong reputation for workplace quality and ethical business practices. The Company, a longtime leader in sustainability, launched aggressive 2030 goals to improve the lives of people, protect the planet and produce sustainable products. HBI is building on its unmatched strengths to unlock its #FullPotential and deliver long-term growth that benefits all of its stakeholders.

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